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                                                                   EXHIBIT 10.27

             AGREEMENT OF PURCHASE AND SALE OF MEMBERSHIP INTEREST
             -----------------------------------------------------

     THIS AGREEMENT OF PURCHASE AND SALE OF MEMBERSHIP INTEREST ("Agreement") is made and entered into as of this 26th day of April, 1996, by and between Milner Investment Corporation, a California corporation ("Seller"), and G&L Realty Partnership, L.P., a Delaware limited partnership ("Buyer"), with reference to the following facts:

     A. Seller is the owner of a fifty-nine percent (59%) membership interest in 445 Bedford, a California limited liability company (the "Membership Interest") pursuant to the terms of that certain Operating Agreement of 445 Bedford, a California limited liability company dated March 21, 1996 (the "LLC Agreement").

     B. Buyer desires to purchase the Membership Interest from Seller.

     NOW, THEREFORE, IN CONSIDERATION of the foregoing and the mutual covenants and agreements herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

                                  ARTICLE I.
                          SALE OF MEMBERSHIP INTEREST

     Seller hereby agrees to sell and convey to Buyer, and Buyer hereby agrees to purchase from Seller, the Membership Interest, including:

     (a) Seller's right, title and interest to, and as a Member in, 445 Bedford, a California limited liability company ("445 Bedford");

     (b) All of Seller's right, title and interest in and to the capital, profits and losses of 445 Bedford, and all distributions of property and other assets from 445 Bedford made after the date hereof;

     (c) All of Seller's rights and privileges under the LLC Agreement;

     (d) All proceeds and all products of the foregoing, all whether known or unknown, now existing or existing in the future.

     Buyer agrees to abide by all of the terms and provisions of the Agreement.

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                                  ARTICLE II.
                                PURCHASE PRICE

     2.1  Purchase Price. The total purchase price for the Membership Interest
          --------------
shall be Eight Hundred Eight Thousand Dollars ($808,000) (the "Purchase Price").

     2.2  Manner of Payment. The Purchase Price shall be paid by the Buyer
          -----------------
delivering a fully executed promissory note (the "Note"), payable to the order of the Seller in the original principal amount of Eight Hundred Eight Thousand Dollars ($808,000) in the form of Exhibit "A" attached hereto, concurrently with the execution of this Agreement.

                                 ARTICLE III.
                   REPRESENTATIONS AND WARRANTIES OF SELLER

     Seller hereby expressly warrants, covenants and represents to Buyer that:

     3.1 Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has the full corporate power and authority to own the Membership Interest and to carry on its business as it is now being conducted.

     3.2 Seller has good and marketable title to the Membership Interest and no liens have been filed against the Membership Interest.

     3.3 This Agreement constitutes the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting other enforcement of creditors' rights generally or by general equitable principles. Seller has taken all necessary corporate action to authorize and approve the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

                                  ARTICLE IV.
                    REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer hereby expressly warrants, covenants and represents to Seller that:

     4.1 Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power and authority to own the Membership Interest and to carry on its business as it is now being conducted.

     4.2 This Agreement constitutes the legal, valid and binding obligation of Buyer enforceable in accordance with its terms,

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except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting other enforcement of creditors' rights generally or by general equitable principles. Buyer has taken all necessary partnership action to authorize and approve the execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

     4.3 The execution, delivery and performance of the Agreement by Buyer does not and will not:

          (a) Require any consent or approval not heretofore obtained of any partner of the Buyer;

          (b) Violate or conflict with any provision of the Buyer's limited partnership agreement;

          (c) Result in or require the creation or imposition of any lien upon or with respect to any property now owned or leased or hereafter acquired by Buyer;

          (d) Violate any law applicable to Buyer;

          (e) Result in a breach of or constitute a default under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other contractual obligation to which the Buyer is a party or which the Buyer or any of its property is bound or affected;

and the Buyer is not in violation of, or default under, any law or contractual obligation, or any indenture, loan or credit agreement in any respect.


                                  ARTICLE V.
                               INDEMNIFICATIONS

     5.1  Seller Indemnification. Buyer hereby agrees to indemnify, defend and
          ----------------------
hold Seller and its directors, officers, employees, agents, successors and assigns harmless from and against any and all liability, loss, cost, damage and/or expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or attributable to any liability of the Membership Interest occurring from and after the date of this Agreement.

     5.2  Buyer Indemnification. Seller hereby agrees to indemnify, defend and
          ---------------------
hold Buyer and its partners, employees, agents, successors and assigns harmless from and against any and all liability, loss, cost, damage and/or expense (including, without limitation, reasonable attorneys' fees and costs) directly or indirectly arising out of or attributable to any liability of the Membership Interest occurring prior to the date of this Agreement.

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                                  ARTICLE VI.
                                 MISCELLANEOUS

    6.1  Entire Agreement.  This Agreement constitutes the entire agreement
         ----------------
between Seller and Buyer with respect to the subject matter hereof and may not be modified, amended or otherwise changed in any manner except by a writing executed by both Seller and Buyer.

    6.2  Broker's Commission.  The parties hereto acknowledge and agree that
         -------------------
there is no broker's commission or finder's fee payable in any amount by Seller and/or Buyer with respect to this transaction. Each party ("Indemnifying Party") shall indemnify and hold harmless the other party ("Indemnified Party") from any claims, liabilities, costs, and expenses (including attorneys' fees) incurred by the Indemnified Party with respect to the payment of any broker's commission or finder's fee with respect to this transaction which is claimed to be due by reason of the acts of the Indemnifying Party.

    6.3  Interpretation; Captions.  Whenever used herein, the term "including"
         ------------------------
shall be deemed to be followed by the words "without limitation." Words used in the singular number shall include the plural, and vice-versa, and any gender shall be deemed to include each other gender. The captions and headings of the Articles and Sections of this Agreement are for convenience of reference only, and shall not be deemed to define or limit the provisions hereof.

    6.4  Governing Law.  This Agreement shall be governed by and construed in
         -------------
accordance with the laws of the State of California.

    6.5  Attorneys' Fees.  In the event any action is necessary to enforce the
         ---------------
rights of either of the parties hereto, the prevailing party in any such action shall be entitled to reasonable attorneys' fees in addition to costs.

    6.6  Time of the Essence.  Time is of the essence of this Agreement.
         -------------------

    6.7  Specific Performance.  The parties understand and agree that the
         --------------------
Membership Interest is unique and for that reason, among others, Buyer will be irreparably damaged in the event that this Agreement is not specifically enforced. Accordingly, in the event of any breach or default in or of the Agreement, or any of the warranties, terms or provisions hereof by Seller, Buyer shall have, in addition and without prejudice to any right or remedy available at law or in equity or pursuant to this Agreement, the right to demand and have specific performance of this Agreement.

   6.8 Election of Remedies. No right or remedy conferred upon Buyer in this
       --------------------
Agreement is intended to be exclusive of any

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other right or remedy contained herein or now or hereafter available to Buyer at law or in equity, and every such right and remedy shall be cumulative and shall be in addition to every other right or remedy contained in this Agreement or now or hereafter available to Buyer at law or in equity.

     6.9  Authority. The parties signing below represent and warrant that they
          ---------
have the requisite authority to bind the entities on whose behalf they are signing.

     6.10 Exhibit. The exhibit attached hereto is hereby incorporated by
          -------
reference herein.

     6.11 Severability. If any portion of this Agreement is declared void or
          ------------
unenforceable, such provision shall be deemed severed from this Agreement, which shall otherwise remain in full force and effect.

     6.12 Further Assurances. It is the intent of the parties that all right,
          ------------------
title and interest in the Membership Interest be fully conveyed to Buyer hereunder. Accordingly, the parties hereto agree to execute, acknowledge and deliver any and all additional papers, documents and other assurances and shall perform any and all acts and things reasonably necessary in connection with the performance of the obligations hereunder and to carry out the intent of the parties hereto to ensure that all of the rights of Seller in the Property are conveyed to Buyer.

     6.13 Effect of Waiver. A waiver by either party hereto shall not affect
          ----------------
either party's right to enforce the provisions contained herein, nor shall any extension or waiver be held to be an extension of time or waiver of any prior or subsequent breach of the same or any other obligation under this Agreement.

     6.14 Counterparts. This Agreement may be executed in one or more
          ------------
counterparts, each or which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


SELLER: Milner Investment Corporation, a California corporation


               By:   /s/ Reese L. Milner, II
                     ------------------------------------
               Name: Reese L. Milner, II
               Its:  President


BUYER: G&L REALTY PARTNERSHIP, L.P., a Delaware limited partnership

               By:   G&L Realty Corp., a Maryland corporation
               Its:  General Partner


                     By:   /s/ Steven D. Lebowitz
                           -------------------------------
                     Name: Steven D. Lebowitz
                     Its:  President

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                                  Exhibit "A"

                                PROMISSORY NOTE
                                ---------------

                                  (unsecured)

$808,000.00                                              April 26, 1996
                                                         Los Angeles, California

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of the Milner Investment Corporation, a California corporation, ("Holder") at 439 North Bedford Drive, Beverly Hills, California 90210 or at such other place as the Holder may in writing designate, in lawful money of the United States of America and in immediately available funds, the principal amount of EIGHT HUNDRED EIGHT THOUSAND DOLLARS ($808,000) (the "Principal Amount") together with interest (computed on the basis of a 365 day year and the actual number of days elapsed) at a rate of ten percent (10%) per annum, on the Principal Amount from time to time outstanding. Notwithstanding anything to the contrary contained herein, the interest rate shall at no time exceed the maximum interest rate permitted under applicable usury laws. If the interest rate at any time is determined to exceed such maximum rate, then the interest rate to be applied herein shall be the maximum interest rate permitted by such applicable usury laws.

     The entire Principal Amount outstanding under this Promissory Note ("Note"), together with all accrued but unpaid interest shall be due and payable upon the earlier of ("Maturity Date"):

(1)  Six (6) months from the date hereof; or

(2) The sale, exchange or other disposition by 445 Bedford, a California limited liability company, of its interest in the Real Property as defined in that certain Purchase Agreement dated March 22,1996 between Republic Bank California National Association, a national banking association organized under the laws of the United States of America, as Buyer, and 445 Bedford, a California limited liability company, and The Milner Trust, dated
November 2, 1973, as Seller.

     Each payment shall be credited first on interest, if any, then due and the remainder on principal. The undersigned shall have the privilege of paying in advance all or any portion of the principal amount outstanding hereunder without penalty at any time.

     If the undersigned shall fail to pay any principal or interest within five
(5) days of the principal and interest becoming due, the undersigned shall pay all costs and expenses,

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including attorneys' fees, incurred by the Holder in collecting or attempting to collect amounts due under this Note or otherwise in enforcing his rights hereunder. The right to plead any and all statues of limitation as a defense to a demand hereunder is hereby waived to the fullest extent permitted by law.
None of the provisions hereof and none of Holder's rights or remedies on account of any past or future default shall be deemed to have been waived by Holder's acceptance of any past due payment or by an indulgence granted by Holder to the undersigned. The undersigned, for himself and his successors and assigns, waives presentment, demand, protest and notice of dishonor and diligence in collecting or bringing suit. It is hereby agreed that time is of the essence of this Note.

     The undersigned agrees to pay all costs of collection when incurred, including, but not limited to, reasonable attorneys' fees. If any suit or action is instituted to enforce this Note, the undersigned promises to pay, in addition to the costs and disbursements otherwise allowed by law, such sum as the court may adjudge reasonable attorneys' fees in such suit or action.

     Any notice to the undersigned required under this Note shall be in writing and shall be delivered in person, by reputable overnight courier or by registered or certified mail, postage prepaid with return receipt requested, to the undersigned at 439 N. Bedford Drive, Beverly Hills, California 90210, or such other address as the undersigned may have furnished the Holder.

     This Note and the rights and obligations of the undersigned and Holder shall be governed by and construed in accordance with the laws of the State of California, without regard to the rules regarding conflicts of laws.

     IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by the duly authorized president of its corporate general partner as of the day and year first above written.



                                       G&L REALTY PARTNERSHIP, L.P.,
                                       a Delaware limited partnership


                                            By:  G&L REALTY CORP., a Maryland
                                                 corporation
                                            Its: General Partner


                                                 By:   /s/ STEVEN D. LEBOWITZ
                                                       ------------------------
                                                 Name: Steven D. Lebowitz
                                                 Its:  President

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